Securities and Exchange Commission

Washington, DC 20549

Form 8 – K

CURRENT REPORT

Pursuant to Section13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     November 18, 2003

Sterling Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	0-16276	23-2449551

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

101 North Pointe Boulevard, Lancaster, Pennsylvania (Address of principal executive offices)		17601-4133 (Zip Code)

Registrant’s Telephone Number, including area code     (717) 581-6030

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

On November 18, 2003, Sterling Financial Corporation issued a press release announcing a quarterly cash dividend. The aforementioned is attached as Exhibit 99 to this Current Report on Form 8-K.

Item 7. Financial Statements, Proforma Financial Information and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits:

99.1	Press Release of Registrant, dated November 18, 2003
Re: Registrant announces quarterly dividend.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING FINANCIAL CORPORATION

By:	/s/ J. Roger Moyer

J. Roger Moyer
President and Chief Executive Officer

DATE     November 18, 2003

EXHIBIT INDEX

		Page Number in Manually
Exhibit		Signed Original

99	Press Release, of Sterling Financial Corporation dated November 18, 2003	5

4